UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2011

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The NeuroMetrix, Inc. (the “Company”) Annual Meeting of Stockholders was held on May 16, 2011 (the “Annual Meeting”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. Of the Company’s 23,299,568 shares of common stock issued and outstanding and eligible to vote as of the record date of March 31, 2011, a quorum of 20,981,491 shares, or 90.05% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 6, 2011. The following actions were taken at the Annual Meeting:

(a)
Election of the following nominees as Class I Directors of the Company, each to serve until the Company’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority
Allen J. Hinkle, M.D.	12,279,311	612,436
Timothy R. Surgenor	11,210,226	1,681,521

After the meeting, Shai N. Gozani, M.D., Ph.D. and Charles R. LaMantia continued to serve as the Company’s Class II Directors for terms which expire in 2012, and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Company’s Class III Directors for terms which expire in 2013.

(b)
Approval of an amendment to the Company’s amended and restated certificate of incorporation, as amended, and authorization of the Company’s board of directors, if in their judgment it is necessary, to effect a reverse stock split of the Company’s common stock, $0.0001 par value per share, at a ratio in the range of 1:2 to 1:8, such ratio to be determined by the Company’s board of directors in its discretion. The voting results for this proposal were 19,814,089 votes for, 1,156,566 votes against and 10,835 votes abstaining, with no broker non-votes.

The reverse stock split authorized by the stockholders pursuant to this proposal has not been implemented at this time. The timing of implementation and the ratio within the approved range applicable to the split remains subject to the determination of the Company’s board of directors.

(c)
Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2011. The voting results were 20,528,871 votes for, 419,843 votes against and 32,777 votes abstaining, with no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 16, 2011	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer